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                     SETTLEMENT AGREEMENT AND MUTUAL RELEASE


1.       Parties.     THIS AGREEMENT and MUTUAL RELEASE ("Release") is dated and
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entered into as of this 31st day of January, 2007, by and between JMT Resources,
Ltd., ("JMT") a Texas corporation located at 5416 Birchman Avenue, Fort Worth,
TX 76107, and Quantum Energy, Inc., Nitro Petroleum Inc., 658111 B.C. Ltd, and RPMJ Corporate Communications Ltd (hereinafter "Quantum")

2.       Recitals.     The alleged facts and circumstances giving rise to this
Release are as set forth herein below.
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  2.1    JMT owns approximately 4,010 gross acres in mineral interest leaseholds located in Navarro County, Texas (the "Prospect Leases") which are part of the geologic trend identified as the Mildred pool; and

  2.2 JMT has offered QUANTUM the right to participate in the cost of developing the Prospect Leases to be funded by QUANTUM, subject to the terms of this Agreement; and

  2.3 QUANTUM agrees to finance JMT's development and operation of the Prospect Leases in accordance with the funding requirements described in the JV Agreement; and


3.       Consideration.    Consideration  for this Release is the mutual promise
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herein and each act done by the parties hereto pursuant hereto,  the receipt and sufficiency of which is acknowledged by the parties hereto, and the following:

  1. QUANTUM shall cease and desist in using, displaying, or having any interest in the Corsicana Project under the JV Agreement, Letter of Intent and any other agreement that may exist between the parties and their agents or assignees pertaining to Corsicana, including but limited to, the 3 well bores, McKinney #1 and McKinney #2 and Blackburn #1 from the Pecan Gap; and

  2.          JMT Resources Ltd. will pay the following:

                1.       Quantum $308,200.00 USD;
                2.       Nitro Petroleum, Inc. $145,502.00 USD;
                3.       658111 B.C. Ltd. $23,149.00 USD; and
                4.       RPMJ Corporate Communications Ltd. $23,149.00 USD.

  3. QUANTUM hereto acknowledges that it will not be entitled to any additional consideration for the execution of this Release other than as expressly set forth and provided for herein. By its signature below, QUANTUM hereto acknowledges the receipt and sufficiency of the consideration evidenced by this Release.

  4.          JMT will pay the above fees on or before March 1, 2007.

  5. Quantum will execute any and all assignments necessary to complete transfer of the leaseholds back to JMT immediately upon the execution of this Agreement.

4.       No Pending Claims.         QUANTUM  warrants and represents that there
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are not claims against any party hereto or any party in any way related hereto, which is either pending, or otherwise aware. QUANTUM acknowledges that JMT is relying upon this representation and this representation is a material inducement to the execution of this Release by JMT.

Neither JMT nor QUANTUM et al shall commence or continue, nor does JMT nor QUANTUM et al know of, any claims or proceedings against anyone in respect of anything hereby released which may result in a claim or proceeding against JMT or QUANTUM et al. IF ANY SUCH CLAIM or proceeding results in any claim or proceeding against JMT or QUANTUM et al, then JMT shall indemnify and save

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QUANTUM et al harmless from all resulting  liabilities,  obligations  and costs.
Without limiting the generality of the foregoing, JMT shall indemnify QUANTUM et al from any and all environmental liability, which now or hereafter exist by reason of any cause, events or omissions existing prior to the execution of this Mutual Release.

5.  Settlement  of  agreement.  The  agreements  being made herein are merely to
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settle  a  offer  to  purchase  and a offer  to sell  the  entire  interests  in properties defined as Corsicana and are not to be construed as an admission of any fault or liability of any party hereto, such being hereby specifically and expressly denied by each party hereto.

6. Authorization. The making and performance of this Release has been duly authorized and is approved by each party hereto. This Release constitutes the legal, valid and binding obligation of each party hereto and is enforceable in accordance with its terms. In addition, the undersigned are duly authorized by the respective parties to execute this Release in their representative capacities by all necessary proceeding.

7.       Representation and Ownership and Indemnification.    Each party  hereto
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and/or their subsidiaries  represent and convent that they are the owners of any and all claims at issue herein or in any way relating to or involving the subject matter set forth herein.

8.       Review and Understanding.  Each party hereto has reviewed the Release
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and they  understand  fully the terms of this Release and its consequences and have had this Release reviewed by competent legal counsel of their choice.

9. Binding  Effect.  This Release shall be binding upon and inure to the benefit
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to the parties hereto and their respective successors, assigns, heirs, and legal representatives, but shall not be binding on any party until signed by all parties. It is expressly understood and agreed that the terms hereof are contractual in nature, including those set forth in the provisions designated "Recitals," and are not mere recitals, the agreements herein contained and the consideration transferred hereby are to by peace, and the consideration transferred and conveyed hereby shall not be construed as an admission of liability by any of the parties to this Release.

10.      Modification.     No modification or amendment of this Release shall be
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effective unless such  modification or amendment is in writing and signed by all parties hereto.

11. Governing Law. The interpretation, construction, and performance of this Release shall by governed by the laws of the State of Texas and California, without giving effect to conflict of laws principles, and this Release is performable in Tarrant County, Texas and San Diego County, California.

12.      Severability.     If any portion of this Release shall be held to be
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invalid or  inoperative,  then, so far as is reasonable  and possible,  the remainder of this Release shall be considered valid and operative, and not effect shall be given to the intent manifested by the portion held invalid or inoperative.

13.      Execution of Necessary Documents.  Each party  hereto  further convents
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and agrees to execute  any and all documents necessary to effectuate the provisions of this Release and to cooperate fully with each other in carry out the provisions of this Release.

14.      Survival.        Each and every provision of this Release shall survive
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the execution hereof.

15.     Entire Agreement. This Agreement for all purposes constitutes the entire
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agreement between the parties hereto and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written.
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16. Attorneys' Fees. In the event of any litigation  concerning any controversy, claim or dispute between each party hereto arising out of or relating to this Release or the breach hereof, or the interpretation hereof, the prevailing party shall be entitled to recover form the losing party reasonable expenses, attorneys' fees, and cost incurred therein or in the enforcement or collection of any judgment or award rendered herein.


IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.

JMT RESOURCES, LTD.                          RPMJ Corporate Communications Ltd.

By: /s/ Luke Zouvas                          By: /s/ Patricia Shull
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Title: Attorney for JMT Resources LTD.       Title: President  and Secretary
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Date:                                        Date:
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QUANTUM ENERGY, INC.


By: /s/ Ted Kozub

Title: President
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Date:
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NITRO PETROLEUM, INC.


By: /s/ Ted Kozub

Title: President
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Date:
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658111 B.C. Ltd


By:/s/ Jason Shull

Title: President  and Secretary
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Date:
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